EXHIBIT 10.2

                            ELECTROPHARMACOLOGY, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

       This Electropharmacology, Inc. Employee Stock Purchase Plan, as amended on January 13, 1997 (the "Plan") has been adopted by Electropharmacology, Inc. (the "Company") effective as of December 13, 1996.

         1.       Purposes.

                  The purpose of the Plan is to encourage eligible employees to become owners of common stock of the Company, thereby giving them a greater interest in the growth and success of the Company's business. The Plan is intended to qualify as an "Employee Stock Purchase Plan" under Sections 421 and 423 of the Internal Revenue Code of 1986 (the "Code"). The provisions of the Plan will be construed in a manner consistent with the requirements of such sections of the Code.

         2. Definitions. Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary:

                  (a) "Base Pay": Regular straight-time earnings excluding payments for overtime, incentive compensation, bonuses and other special payments.

                  (b)      "Board": The Board of Directors of the Company.

                  (c) "Calendar Quarter": The three-month periods beginning on January 1, April 1, July 1 and October 1 during the period beginning on January 1, 1997, and ending on December 31, 1999.

                  (d)      "Committee":  The Compensation Committee of the
                           Board.

                  (e) "Common Stock": The common stock, $.01 par value per share, of the Company.

                  (f) "Company": Electropharmacology, Inc., a Delaware corporation, and each Subsidiary (whether or not it is now a Subsidiary) unless the context otherwise requires.

                  (g) "Employee": Any person who is customarily employed by the Company for more than 20 hours per week and for more than five months in a calendar year.

                  (h) "Subsidiary": Any corporation in which the Company owns, directly or indirectly, 50% or more of the combined voting power of all classes of stock and which has been designated by the Board or the Committee as a corporation whose employees may participate in the Plan.
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         3.       Eligibility.

                  (a) Participation in the Plan is voluntary. Each Employee who is employed by the Company for one month and one day will be eligible to participate in the Plan on the first day of the next Calendar Quarter.

                  (b) Any provision of the Plan to the contrary notwithstanding, no Employee will be granted an option under the Plan:

                                    (i) if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary (for purposes of this paragraph 3(b)(i) the rules of Section 424(d) of the Code will apply in determining stock ownership of any Employee); or

                                    (ii) which permits his rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of this paragraph 3(b)(iii) the provisions of Section 423(b)(8)(A), (B) and (C) of the Code will be applicable.

         4.       Shares Subject to the Plan.

                  The total number of shares of Common Stock that may be issued upon the exercise of options granted under the Plan will not exceed 1,500,000 shares (subject to adjustment as provided in paragraph 16), and such shares may be unissued shares, reacquired shares, shares bought on the market, or any combination of the foregoing. If any option which has been granted expires or terminates for any reason without having been exercised in full, the unpurchased shares will again become available for purposes of the Plan.

         5.       Participation.

                  (a) An eligible Employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the Company at such time and in such manner as the Committee prescribes, and such authorization will become effective on the first day of the next Calendar Quarter.

                  (b) Payroll deductions for a participant will commence with the first payroll period of the Calendar Quarter in which his authorization for a payroll deduction becomes effective and will end with the payroll period that ends immediately prior to December 31, 1999, unless sooner terminated by the participant as provided in paragraph 10.

                  (c) Nothing in the Plan will confer on a participant the right to continue in the employ of the Company or will limit or restrict the right of the Company to terminate the employment of a participant at any time with or without cause. A participant will have no interest in any Common Stock to be purchased under the Plan or any rights as a stockholder with respect to such Common Stock until the Common Stock has been purchased and credited to his account.

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         6.       Payroll Deductions.

                  (a) At the time a participant files his payroll deduction authorization form, he will elect to have deductions made from his Base Pay on each payday during the Calendar Quarter in whole percentages at the rate of not less than 0% nor more than 50% of his Base Pay.

                  (b) All payroll deductions made for a participant will be credited to his account under the Plan. A participant may not make any separate cash payment into such account.

                  (c) A participant may suspend or discontinue his participation in the Plan as provided in paragraph 10, but no other change can be made during the Calendar Quarter and, specifically, a participant may not alter the amount of his payroll deductions for the Calendar Quarter. A participant may, however, change the deductions made from his Base Pay for any subsequent Calendar Quarter by filing a new payroll deduction authorization form with the Company at least ten days before the first day of such Calendar Quarter. A participant who suspends or discontinues participation during any Calendar Quarter may not resume participation in the Plan until the next Calendar Quarter.

         7.       Granting of Option.

                  (a) For each Calendar Quarter, a participant will be deemed to have been granted an option to purchase, on the first day of the Calendar Quarter, as many full and fractional shares as may be purchased with the payroll deductions (and any cash dividends as provided in paragraph 8) credited to his account during the Calendar Quarter.

                  (b) The option price of the Common Stock purchased with payroll deductions made during each full Calendar Quarter for a participant will be the lower of:

                                    (i) 85% of the closing price of the Common
                                    Stock on the NASDAQ as reported by The Wall
                                    Street Journal in the New NASDAQ Issues on the first day of the Calendar Quarter (or on the next regular business date on which shares of the Common Stock of the Company are traded in the event that no shares of the Common Stock have been traded on the first day of the Calendar Quarter); or

                           (ii) 85% of the closing price of the Common Stock on the NASDAQ as reported by The Wall Street Journal in the NASDAQ on the last day of the Calendar Quarter (or on the next regular business date on which shares of the Common Stock of the Company are traded in the event that no shares of the Common Stock have been traded on the last day of the Calendar Quarter).

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                  (c)      The option price of the Common Stock purchased with
                           payroll deductions made during the Calendar Quarter ending March 31, 1997 for a participant will be the lower of:

                           (i) 85% of the closing price of the Common Stock on the NASDAQ as reported by The Wall Street Journal in the New NASDAQ Issues on
                                    January 27, 1997; (or on the next regular business date on which shares of the Common Stock of the Company are traded in the event that no shares of the Common Stock have been traded on that day); or

                           (ii) 85% of the closing price of the Common Stock on the NASDAQ as reported by The Wall Street Journal in the NASDAQ on the last day of the Calendar Quarter (or on the next regular business date on which shares of the Common Stock of the Company are traded in the event that no shares of the Common Stock have been traded on the last day of the Calendar Quarter).


         8.       Exercise of Option.

                  (a) Unless a participant gives written notice to the Company's Benefits Department as provided in paragraph 10, his option for the purchase of Common Stock with payroll deductions made during a Calendar Quarter will be deemed to have been exercised automatically on the last day of the Calendar Quarter for the purchase of the number of whole and fractional shares of Common Stock which the accumulated payroll deductions (and cash dividends on the Common Stock as hereinafter provided) in his account at that time will purchase at the applicable option price.

                  (b) Cash dividends paid on shares of Common Stock held in a participant's account will be combined with the participant's payroll deductions and applied to the purchase of Common Stock at the end of the Calendar Quarter in which the dividends are received, subject to the participant's withdrawal rights set forth in paragraph 10. Dividends paid in the form of shares of Common Stock with respect to shares that have been purchased under the plan but which have not been delivered to the participant pursuant to paragraph 9 will be delivered to the participant at the same time as the underlying shares are delivered.

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         9.       Delivery of Shares.

                  Shares of Common Stock purchased under the Plan may be registered in the name of a nominee or held in such other manner as the Committee determines to be appropriate. Each participant will be the beneficial owner of the shares of Common Stock purchased under the Plan on exercise of the participant's option and will have all rights of beneficial ownership in such shares, except that the participant may not transfer or otherwise dispose of the shares for a period of 12 months following the date on which the shares are purchased and any dividends paid with respect to such shares will be credited to the participant's account and applied as provided in paragraph 8 until the shares are delivered to the participant. The Company or a brokerage firm or other entity selected by the Company will retain custody of the certificates representing the shares for a period of time ending no earlier than the expiration of such 12-month period, after which the certificates will be delivered to the participant as promptly as practicable following the participant's request for such delivery.

         10.      Suspension and Withdrawal of Deductions.

                  (a) By written notice to the Company's Benefits Department at least 15 days prior to the last day of a Calendar Quarter, a participant may elect to suspend or discontinue his payroll deductions and/or to withdraw all the accumulated payroll deductions (and any cash dividends paid on Common Stock previously purchased under the Plan but not delivered to the participant) credited to his account at such time. Such notice will be on a form provided by the Committee for that purpose. All such amounts will be paid to the participant promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during the Calendar Quarter for which the withdrawal is effective. The Committee reserves the right to impose on the participant a reasonable administrative fee to cover the cost of processing the withdrawal, and such fee may be deducted from the participant's account.

                  (b) Upon termination of a participant's employment for any reason other than death, disability or retirement that entitles the participant to an early or normal retirement benefit under any defined benefit pension plan of the Company, participation in the Plan will immediately terminate and the payroll deductions and any accumulated cash dividends and shares of Common Stock credited to his account will be delivered to the participant, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under paragraph 13 as promptly as practicable. Notwithstanding the foregoing, any shares purchased for the participant under the Plan that have not been held for at least 12 months will not be delivered to the participant prior to the expiration of such 12-month period.

                  (c) Upon termination of the participant's employment because of death, disability or retirement that entitles the participant to an early or normal retirement benefit under any defined benefit pension plan of the Company, the participant or, in the event of death, his beneficiary (as defined in paragraph
                           13) will have the right to elect, by written notice given to the Company's Benefits Department, on a form provided by the Committee for such purpose, prior to the last day of the Calendar Quarter in which the termination of employment occurs either:

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                           (i)      to withdraw all of the payroll deductions
                                    and accumulated cash dividends and shares of Common Stock credited to the participant's account under the Plan (whether or not the shares have been held for at least 12 months following their purchase); or

                           (ii) to exercise the participant's option for the purchase of stock on the last day of the Calendar Quarter in which termination of employment occurs for the purchase of the number of whole and fractional shares of Common Stock which the accumulated payroll deductions and any cash dividends credited to the participant's account at the date of the participant's termination of employment will purchase at the applicable option price.

                  In the event that no such written notice of election is duly received by the Company's Benefits Department, the participant or beneficiary will automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same, together with any accumulated cash dividends and shares of Common Stock, will be paid promptly following the last day of the Calendar Quarter in which termination of employment occurs.

         11.      Interest.

                  No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant.

         12.      Administration.

                  (a) The Plan will be administered by the Committee, which will have the plenary power, subject to and within the limits of the express provisions of the Plan to construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, will generally determine all questions of policy and expediency that may arise, may correct any defect, or supply any omission or reconcile any inconsistency in the Plan or in any instrument associated with the Plan in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective.

                  (b) The Committee may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option have been duly listed, upon official notice of issuance, upon an exchange, that a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares will be effective and that all material information respecting the business and financial conditions of the Company has been disclosed to the public.

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         13.      Designation of Beneficiary.

                  A participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash credited to the participant's account under the Plan at his death. Such designation of beneficiary may be changed by the participant at any time by written notice on a form supplied by the Committee. Upon the death of a participant and upon receipt by the Company's Benefits Department of proof of the identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Committee will cause such Common Stock and/or cash to be delivered to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Committee will cause such Common Stock and/or cash to be delivered to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Committee), the Committee, in its discretion, may cause such Common Stock and/or cash to be delivered to the spouse or to any one or more dependents of the participant as the Committee may designate. No beneficiary will, prior to the death of the participant by whom he has been designated, acquire any interest in the Common Stock or cash credited to the participant under the Plan.

         14.      Transferability.

                  No amounts, whether cash or Common Stock, credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition will be without effect, except that the Committee may treat such act as an election to withdraw funds in accordance with paragraph 10.

         15.      Use of Funds.

                  All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company will not be obligated to segregate such payroll deductions.

         16.      Effect of Changes of Common Stock.

                  The Board may make or provide for such adjustments in the maximum number of shares specified in paragraph 4 and the price at which shares of Common Stock are to be purchased under the Plan as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

         17.      Amendment or Termination.

                  The Board may at any time terminate or amend the Plan, and if no earlier action is taken, the Plan will terminate as of December 31, 2001. Except as hereinafter provided, no termination or amendment will affect or change options previously granted to any participant, nor may any amendment

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                  be made without prior approval of the stockholders of the
                  Company if such amendment would (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of shares which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation under the Plan.

         18.      Notices.

                  All notices or other communications by a participant to the Committee or the Company's Benefits Department under or in connection with the Plan will be in writing on a form provided by the Committee and be deemed to have been duly given when received by the Senior Vice President, Human Resources, of the Company or his designee.

         19.      Merger or Consolidation.

                  If the Company merges with another corporation and the Company is the surviving entity, the holder of each option then outstanding will thereafter be entitled to receive, upon the exercise of such option for each share as to which such option is exercised, the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Board will take such steps in connection with such merger as the Board will deem necessary to assure that the provisions of paragraph 16 will thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such option might thereafter be entitled to receive thereunder. In the event of a merger in which the Company is not the surviving entity or in the event of a consolidation, the Plan will terminate, and all payroll deductions credited to participants' accounts will be returned to the Participant. A sale of all or substantially all the assets of the Company will be deemed a merger or consolidation for the foregoing purposes.

         20.      Approval of Stockholders.

                  The Plan has been adopted by the Board, but is subject to the approval of the stockholders of the Company at the 1997 annual meeting.